Intangible Assets	12 Months Ended
Dec. 31, 2011
Intangible Assets [Abstract]
Intangible Assets

Note 3 — Intangible Assets

The changes in the carrying amounts of goodwill by segment were as follows:

	RJR Tobacco	American Snuff	Santa Fe	All Other	Consolidated
Balance as of December 31, 2008
Goodwill	$9,065	$2,650	$197	$27	$11,939
Less: Accumulated impairment charges	(3,763)	(2)	—	—	(3,765)

Net goodwill balance as of December 31, 2008	5,302	2,648	197	27	8,174

2009 Activity
Acquisition of Niconovum AB	—	—	—	11	11

Balance as of December 31, 2009
Goodwill	9,065	2,650	197	38	11,950
Less: Accumulated impairment charges	(3,763)	(2)	—	—	(3,765)

Net goodwill balance as of December 31, 2009	5,302	2,648	197	38	8,185

2010 Activity
Reclassified as held for sale	$—	$(149)	$—	$—	$(149)
Impairment charge	—	(26)	—	—	(26)

	—	(175)	—	—	(175)

Balance as of December 31, 2010 and 2011
Goodwill	9,065	2,501	197	38	11,801
Less: Accumulated impairment charges	(3,763)	(28)	—	—	(3,791)

Net goodwill balance as of December 31, 2010 and 2011	$5,302	$2,473	$197	$38	$8,010

The changes in the carrying amounts of indefinite-lived intangible assets by segment not subject to amortization were as follows:

	RJR Tobacco		American Snuff	Santa Fe	All Other	Consolidated
	Trademarks	Other	Trademarks	Trademarks	Other	Trademarks	Other
Balance as of December 31, 2008	$1,653	$55	$1,222	$155	$48	$3,030	$103
Impairment charge	(490)	—	(70)	—	—	(560)	—
Intersegment transfer	—	44	—	—	(44)	—	—
Acquisition of Niconovum AB	—	—	—	—	43	—	43

Balance as of December 31, 2009	$1,163	$99	$1,152	$155	$47	$2,470	$146
Impairment charge	—	—	(6)	—	—	(6)	—
Foreign currency translation	—	—	—	—	3	—	3
Reclassified as held for sale	(11)	—	(3)	—	—	(14)	—
Reclassified to finite-lived	—	—	(7)	—	—	(7)	—

Balance as of December 31, 2010	$1,152	$99	$1,136	$155	$50	$2,443	$149
Impairment charge	(43)	—	—	—	—	(43)	—
Foreign currency translation	—	—	—	—	(1)	—	(1)

Balance as of December 31, 2011	$1,109	$99	$1,136	$155	$49	$2,400	$148

The changes in the carrying amounts of finite-lived intangible assets by segment subject to amortization were as follows:

	RJR Tobacco		American Snuff	Consolidated
	Trademarks	Other	Trademarks	Trademarks	Other
Balance as of December 31, 2008	$33	$84	$20	$53	$84
Amortization	(12)	(15)	(1)	(13)	(15)
Impairment charge	(1)	—	(6)	(7)	—

Balance as of December 31, 2009	20	69	13	33	69
Amortization	(9)	(15)	(1)	(10)	(15)
Reclassified as held for sale	—	—	(1)	(1)	—
Reclassified from indefinite-lived	—	—	7	7	—

Balance as of December 31, 2010	11	54	18	29	54
Amortization	(7)	(15)	(2)	(9)	(15)
Impairment charge	—	—	(5)	(5)	—

Balance as of December 31, 2011	$4	$39	$11	$15	$39

Details of intangible assets as of December 31, 2011, were as follows:

	Gross	Accumulated Amortization	Net
Finite-lived:
Contract manufacturing agreements	$151	$112	$39
Trademarks	96	81	15
Indefinite-lived	3,051	503	2,548

	$3,298	$696	$2,602

The estimated remaining amortization associated with finite-lived intangible assets is expected to be expensed as follows:

Year	Amount
2012	$21
2013	16
2014	10
2015	1
2016	1
Thereafter	5

$54

The impairment testing of trademarks in the fourth quarters of 2011 and 2010 assumed an increased rate of decline in projected net sales of certain brands, compared with that assumed in the prior year strategic plan. As a result, during 2011, impairment was indicated primarily on RJR Tobacco’s DORAL brand and several loose leaf brands at American Snuff. During 2010, American Snuff recorded a trademark impairment charge on one loose leaf brand, and reclassified the trademark as finite-lived.

The annual impairment testing of trademarks in 2009 included modification to the previously anticipated level of support among certain brands, and an increased rate of decline in projected net sales of certain brands, compared with that assumed in the prior year strategic plan. Also, in 2009, an increase of $0.62 in the federal excise tax per pack of cigarettes, as well as significant tax increases on other tobacco products, were expected to adversely impact the net sales of RAI’s operating subsidiaries. The federal excise tax increase was considered a triggering event requiring the testing for impairment of the carrying value of trademarks and goodwill during the first quarter of 2009.

The analysis of the fair value of trademarks was based on estimates of fair value on an income approach using a discounted cash flow valuation model under a relief from royalty methodology. The relief from royalty model includes the estimates of the royalty rate that a market participant might assume, projected revenues and judgment regarding the 10.50% discount rate applied to those estimated cash flows. The determination of the discount rate was based on a cost of equity model, using a risk-free rate, adjusted by a stock beta-adjusted risk premium and a size premium.

As a result of these analyses, RJR Tobacco and American Snuff recorded trademark impairment charges based on the excess of certain brands’ carrying values over their estimated fair values. These trademark impairment charges are reflected as decreases in the carrying value of the trademarks in the consolidated balance sheets as of December 31, 2011 and 2010, as trademark impairment charges in the consolidated statements of income for the years ended December 31, 2011, 2010 and 2009, and had no impact on cash flows. In addition, certain brands indicated that a finite life was probable. As a result, these brands are being amortized over their remaining lives, which range from 1 to 17 years, consistent with the pattern of economic benefits estimated to be received.

For the annual impairment testing of the goodwill of RAI’s reporting units, each reporting unit’s estimated fair value was compared with its carrying value. A reporting unit is an operating segment or one level below an operating segment. The determination of estimated fair value of each reporting unit was calculated primarily utilizing an income approach model, based on the present value of the estimated future cash flows of the reporting unit assuming a discount rate of 10.25% for each of RJR Tobacco and American Snuff and 11% for Santa Fe. The determination of the discount rate was based on a weighted average cost of capital. Additionally, the aggregate estimated fair value of the reporting units, determined with the use of the income approach model, was compared with RAI’s market capitalization. The estimated fair value of each reporting unit was substantially greater than its respective carrying value.

In connection with management’s decision, in the fourth quarter of 2011, to report the domestic operations and results of Santa Fe, the goodwill of Santa Fe was allocated based on a relative fair value between domestic and international operations, and reported under Santa Fe and All Other, respectively.

During 2010, RAI determined that it was probable that it would dispose of the operations of Lane, which were included in the American Snuff segment. In accordance with accounting guidance, the assets of the disposal group were reclassified as assets held for sale, and liabilities held for sale were included in other current liabilities, in the consolidated balance sheet at December 31, 2010.

In connection with this determination, the goodwill of American Snuff was allocated between the disposal group and the retained operations based on relative fair values, and the resulting goodwill was tested for impairment in the same manner as annual testing described above. Because the fair value of the disposal group was less than its carrying value, an associated goodwill impairment charge was recorded by American Snuff in 2010. This charge was reflected as a decrease in the carrying value of goodwill in the consolidated balance sheet as of December 31, 2010, as goodwill impairment charge in the consolidated statement of income for the year ended December 31, 2010 and had no impact on cash flows.